Exhibit 99.2

Second Quarter 2024 Earnings Presentation August 1, 2024

2 Today’s Speakers Marty Kropelnicki Chairman & CEO James Lynch Sr. Vice President, CFO & Treasurer Greg Milleman Vice President, Rates & Regulatory Affairs

Forward-Looking Statements and Other Important Information

This presentation contains forward-looking statements within the meaning established by the Private Securities Litigation Reform Act of 1995 (“PSLRA”). The forward-looking statements are intended to qualify under provisions of the federal securities laws for “safe harbor” treatment established by the PSLRA. Forward-looking statements in this presentation are based on currently available information, expectations, estimates, assumptions and projections, and our management’s beliefs, assumptions, judgments and expectations about us, the water utility industry and general economic conditions. These statements are not statements of historical fact. When used in our documents, statements that are not historical in nature, including words like will, would, expects, intends, plans, believes, may, could, estimates, assumes, anticipates, projects, progress, predicts, hopes, targets, forecasts, should, seeks, commits or variations of these words or similar expressions are intended to identify forward-looking statements. Examples of forward-looking statements in this presentation include, but are not limited to, statements describing our expectations around capital investment and depreciation, regulated rate base and customer growth, adequacy of our cash position, the 2024 California General Rate Case (“GRC”) filing, strategic investments and acquisitions and our commitment to reduce Scope 1 & 2 GHG emissions. Forward-looking statements are not guarantees of future performance. They are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks. Consequently, actual results may vary materially from what is contained in a forward-looking statement. Factors that may cause actual results to be different than those expected or anticipated include, but are not limited to: the outcome and timeliness of regulatory commissions’ actions concerning rate relief and other matters, including with respect to the 2024 California GRC filing; changes in regulatory commissions’ policies and procedures, such as the CPUC’s decision in 2020 to preclude companies from proposing fully decoupled WRAMs, which impacted the 2021 California GRC filing; our ability to invest or apply the proceeds from the issuance of common stock in an accretive manner; governmental and regulatory commissions’ decisions, including decisions on proper disposition of property; consequences of eminent domain actions relating to our water systems; increased risk of inverse condemnation losses as a result of climate change and drought; our ability to renew leases to operate water systems owned by others on beneficial terms; changes in California State Water Resources Control Board water quality standards; changes in environmental compliance and water quality requirements; electric power interruptions, especially as a result of public safety power shutoff programs; housing and customer growth; the impact of opposition to rate increases; our ability to recover costs; availability of water supplies; issues with the implementation, maintenance or security of our information technology systems; civil disturbances or terrorist threats or acts; the adequacy of our efforts to mitigate physical and cyber security risks and threats; the ability of our enterprise risk management processes to identify or address risks adequately; labor relations matters as we negotiate with the unions; changes in customer water use patterns and the effects of conservation, including as a result of drought conditions; our ability to complete, in a timely manner or at all, successfully integrate and achieve anticipated benefits from announced acquisitions; the impact of weather, climate change, natural disasters, and actual or threatened public health emergencies, including disease outbreaks, on our operations, water quality, water availability, water sales and operating results and the adequacy of our emergency preparedness; restrictive covenants in or changes to the credit ratings on our current or future debt that could increase our financing costs or affect our ability to borrow, make payments on debt or pay dividends; risks associated with expanding our business and operations geographically; the impact of stagnating or worsening business and economic conditions, including inflationary pressures, general economic slowdown or a recession, increasing interest rates, instability of certain financial institutions, changes in monetary policy, adverse capital markets activity or macroeconomic conditions as a result of geopolitical conflicts, and the prospect of a shutdown of the U.S. federal government; the impact of market conditions and volatility on unrealized gains or losses on our non-qualified benefit plan investments and our operating results; the impact of weather and timing of meter reads on our accrued unbilled revenue; the impact of evolving legal and regulatory requirements, including emerging environmental, social and governance requirements and our ability to comply with PFAS regulations; and other risks and unforeseen events described in our Securities and Exchange Commission (“SEC”) filings. In light of these risks, uncertainties and assumptions, investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this news release. When considering forward-looking statements, you should keep in mind the cautionary statements included in this paragraph, as well as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other reports filed from time-to-time with the SEC. We are not under any obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise. A credit rating is not a recommendation to buy, sell or hold any securities, may be changed at any time by the applicable ratings agency and should be evaluated independently of any other information.

3

4 Highlights from the Period Operating results benefitted from resolution of 2021 CA GRC Company filed 2024 CA GRC / Infrastructure Improvement Plans for 2025 - 2027 CA Supreme Court voided the portion of CPUC decision related to elimination of decoupling, finding CPUC did not follow required process Hawaii Water hosted emergency response exercises with multiple agencies participating Company continued to pursue cost recovery for treatment required to meet new PFAS regulation set by EPA Newly published 2023 ESG Report highlights sustainability progress 1 2 3 4 5 6

5 Second Quarter 2024 Financials (in millions except EPS amounts & % s) Q2 2024 Q2 2023 Variance Operating Revenue $244.3 $194.0 25.9% Operating Expenses $196.1 $178.1 10.1% Net Interest Expense $14.0 $12.7 10.2% Net Income Attributable to CWT $40.6 $9.6 322.9% Diluted Earnings per Share $0.70 $0.17 311.8% Note: Due to adoption of the 2021 CA GRC , Q1 2024 operating revenue included interim rate relief totaling $ 64M attributable to 2023, of which $ 18.7M was attributable to Q2 2023.

Diluted EPS Bridge Q2 2023 to Q2 2024 Reflects regulatory approval of Cal Water’s 2021 GRC in Q1 24 6 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 - $0.04 - $0.02 $0.17 - $0.09 $0.08 $0.26 $ 0.23 $0.14 - $0.03 $0.70

7 Second Quarter 2024 Financials 7 (in millions except EPS amounts & % ) YTD 2024 YTD 2023 Variance Operating Revenue $515.0 $325.1 58.4% Operating Expenses $389.0 $326.7 19.1% Net Interest Expense $29.1 $24.7 17.8% Net Income (loss) Attributable to CWT $110.5 ($12.7) 970% Diluted Earnings (Loss) per Share $1.90 ($0.23) 926% Note: Due to adoption of the 2021 CA GRC , Q1 2024 operating revenue included interim rate relief totaling $ 64M attributable to 2023, of which $ 35.4M was attributable to the year - to - date period ended 6/30/23.

Diluted EPS Bridge YTD 2023 to YTD 2024 Reflects regulatory approval of Cal Water’s 2021 GRC in Q1 24 8 -$0.40 -$0.10 $0.20 $0.50 $0.80 $1.10 $1.40 $1.70 $2.00 $2.30 - $0.08 - $0.06 - $0.23 - $0.13 $0.11 $0.44 $1.82 $0.22 - $0.19 $ 1.90

9 Capital Investment & Depreciation Growth in capital investment outpaces depreciation 2015 - 2023 TOTAL CapEx 3x DEPRECIATION $177 $229 $259 $272 $274 $299 $293 $328 $384 $385 $660 $750 $655 $61 $64 $77 $84 $89 $99 $109 $115 $124 $133 $224 $263 $233 $0 $100 $200 $300 $400 $500 $600 $700 $800 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024* 2025** 2026** 2027** Capital Investment Depreciation (in millions) *Estimates for 2024: Capital Investment through Q2 2024 was $ 214.4M ; depreciation through Q2 2024 was $ 65.8M . **Estimates for 2025 - 2027 are based on amounts requested in the 2024 GRC application in CA plus estimated capital expenditures in other states; these capital expenditures are subject to review and approval by the CPUC and other regulators. Note: Estimates for 2024 - 2027 exclude $ 226.0M of estimated PFAS - related capital investments that will be incurred over multiple years.

10 Regulated Rate Base Growth Estimated to achieve over $3.3 billion by 2027 $1.24 $1.26 $1.61 $1.87 $2.01 $2.20 $2.36 $2.58 $2.93 $3.35 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2018 2019 2020 2021 2022 2023 2024* 2025** 2026** 2027** (in billions) *2024 rate base estimates include amounts authorized in 2021 GRC plus estimated rate base in other states; these values are n ot yet adopted and are subject to review and approval by the CPUC and other regulators. **2025 - 2027 rate base estimates include amounts requested in the 2024 CA GRC plus estimated rate base in other states; these values are not yet adopted and are subject to review and approval by the CPUC and other regulators. Note: Amounts presented for 2024 - 2027 exclude estimated $ 226.0M in PFAS treatment capital investments that will be incurred over multiple years.

Capital Allocation | Balance Sheet Continued to maintain financial discipline with strong balance sheet, while allocating capital in efficient manner Maintained Board - authorized equity ATM program and used opportunistically to raise incremental funds to support capital growth and investments in the business 11 Strong capital structure of 59.5% equity and 40.5% debt supportive of future capital growth S&P affirmed a global credit rating of A+ Stable for California Water Service Statistics as of June 30, 2024, except dividend data Declared 318 th consecutive quarterly dividend of $0.28 per share

Liquidity Profile Group maintained strong liquidity profile to help execute capital plan and pursue strategic M&A investments • Expect to have adequate cash to support capital investment and growth • Credit facility of $600 million that can be expanded up to $800 million • Extended maturity of credit facilities to March 2028 • Global credit rating A+/stable affirmed at S&P Global • First Mortgage Bonds rated AA - • Strong capital position of 59.5% equity and 40.5% debt Statistics as of June 30, 2024 12 (in millions) $37.3 $45.4 $355.0 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 Unrestricted cash Restricted Cash Available Credit

13 2024 California General Rate Case Filing Filing requests total revenue increases of : • $ 140 . 6 million , or 17 . 1% , for 2026 • $ 74 . 2 million , or 7 . 7% , for 2027 • $ 83 . 6 million , or 8 . 1% , for 2028 13 Investment proposed in/for Cal Water districts from 2025 - 27 $ 1.6B Application proposes Low - Use Water Equity Program that would decouple revenue from water sales to enhance affordability LUWEP Month - long process begun for triennial filing with CPUC 18

Group Hosts Emergency Exercises, Responds to Wildfires Hawaii Emergency Exercises • Hawaii Water hosted emergency response and regulatory agencies, elected and State offices, utilities, contractors, and other community partners for Community EOC exercises in July on Maui and Big Island • Exercises included both emergency response course using Incident Command System and hands - on disaster simulation 14 Thompson, Park & Borel Fires • Cal Water activated EOC in early July when Thompson Fire threatened Oroville service area, again in late July when Park Fire broke out on northeast edge of Chico service area and Borel Fire threatened Kern River Valley systems • Cal Water brought in additional resources to help manage water systems and communicate with customers, embedded with Butte County EOC , and is supporting Kern County EOC • None of utility’s assets impacted during the fires, which burned 3,800 acres (Thompson), 368,000+ acres (Park), and 53,000+ acres (Borel)* • Company continuing to support impacted employees *As of July 30, 2024

EPA adopted new National Primary Drinking Water Regulation to limit certain PFAS in Q2 2024 Group has been preparing for new regulation and believes well positioned to meet requirements before compliance deadlines EPA also designated 2 PFAS as hazardous substances under Comprehensive Environmental Response, Compensation, and Liability Act (CERCLA) Group leading water industry efforts on treatment cost recovery from PFAS manufacturers, recently submitted Phase 1 claim forms in 3M & DuPont class action settlements Group Executing Plan to Meet New PFAS Standards and Continues to Pursue Cost Recovery 15

Acquisitions



Group continues to pursue diversification into compelling states including HI, WA, NM & TX

36,000+

Total connections added through acquisitions since 2019

~1%

Targeted annual cumulative addition of customers through new business development activities (announced in 2019)

- Completed acquisition of Kings Mountain Park Mutual Water Company in Q2; although small, enhances water supply reliability and system resiliency
- Anticipated growth opportunities should allow Group to achieve ~1% growth target on average over next 5 years
- New customer connections for BVRT have increased average of 20% year-over-year over the past 5 years

CALIFORNIA WATER SERVICE GROUP
INVESTING FOR LIFE

16

In May, Company released 2023 ESG Report and ESG Analyst Download, which: Aligns with Sustainability Accounting Standards Board Water Utilities & Services Industry Standards References Recommendations of the Task Force on Climate - Related Financial Disclosures ( TCFD ) References Global Reporting Initiative Standards ( GRI ) 2023 ESG Report Published Highlighting environmental, social, and governance efforts and strategic initiatives for 2024 17 Report highlights ongoing efforts to support Group's ESG strategy and objectives along with significant achievements in 2023, including: Invested in employee development $ 728K Contributed to local charities $ 1.5M Of $ 83M in secured state funds applied to eligible customers with past - due pandemic - period balances $ 58M Compliance with primary & secondary water quality standards 100% Gallons saved from water conservation programs implemented in 2023 95M Reduction commitment in Scope 1 & 2 GHG emissions by 2035 (from 2021 base year) 63%

Questions?